Pursuant to Rule 497(c)
                                                             Registration Nos.
                                                                      33-25716
                                                                      811-5697


            Statement of Additional Information Dated: March 1, 2002

                             THE CHAPMAN FUNDS, INC.
                                 DEM EQUITY FUND
                                 INVESTOR SHARES
                              INSTITUTIONAL SHARES

                         WORLD TRADE CENTER - BALTIMORE
                        401 EAST PRATT STREET, SUITE 2800
                            BALTIMORE, MARYLAND 21202
                    TELEPHONE: (410) 625-9656, (800) 752-1013


This Statement of Additional Information of the DEM Equity Fund (the "Fund") is not a prospectus and is only authorized for distribution when preceded or accompanied by the Fund's Investor Shares Prospectus or Institutional Shares Prospectus dated the same date as this Statement of Additional Information (each is referred to herein as the "Prospectus"). This Statement of Additional Information contains additional information to that set forth in the Prospectus and should be read in conjunction with the Prospectus. A copy of the Prospectus may be obtained without charge by writing The Chapman Co., World Trade Center - Baltimore, 401 East Pratt Street, Suite 2800, Baltimore, Maryland 21202, or calling at (410) 625-9656, (800) 752-1013. The financial statements of the DEM Equity Fund for the year ended October 31, 2001 and the Report of Ernst & Young LLP, Independent Auditors are set forth in the DEM Equity Fund's 2001 Annual Report to stockholders and are incorporated herein by reference. To request a copy of the DEM Equity Fund financial statements, at no charge, contact the administrator at Chapman Capital Management, Inc. at (800) 752-1013, or write Chapman Capital Management, Inc., Attn.: Administrator, 401 East Pratt Street, Suite 2800, Baltimore, Maryland 21202.

The financial statements of the DEM Equity Fund for the year ended October 31, 2001 and the Report of Ernst & Young LLP, Independent Auditors are set forth in the DEM Equity Fund's 2001 Annual Report to stockholders and are incorporated herein by reference. To request a copy of the DEM Equity Fund financial statements, at no charge, contact the administrator at Chapman Capital Management, Inc. at (800) 752-1013 or write Chapman Capital Management Inc.,
Attn: Administrator, 401 East Pratt Street, Suite 2800, Baltimore, Maryland, 21202.

                                TABLE OF CONTENTS


Investment Objective And Policies ........................................ B-3
Investment Program........................................................ B-3
Management ............................................................... B-8
Purchase of Shares ....................................................... B-19
Control Persons and Principal Holders of Securities ...................... B-20
Redemption of Shares ..................................................... B-21
Portfolio Transactions  .................................................. B-21
Taxation ................................................................. B-22
Capital Stock ............................................................ B-24
Performance Information................................................... B-25
Counsel to the Company ................................................... B-26
Independent Auditors ..................................................... B-26
Financial Statements ..................................................... B-26

Domestic Emerging Markets-Registered Trademark- and DEM-Registered Trademark-are registered trademarks and DEM Profile-TM-, DEM Universe-TM-, DEM Company-TM-are trademarks of Nathan A. Chapman, Jr.



               A DOMESTIC EMERGING MARKETS INVESTMENT OPPORTUNITY

                        INVESTMENT OBJECTIVE AND POLICIES

The Fund is a series of The Chapman Funds, Inc., a Maryland corporation (the "Company") that is an open-end, management investment company known as a series fund (the Fund and each other series of the Company are herein sometimes referred to as a "Series"). The Fund is considered non-diversified under the Investment Company Act of 1940 (the "1940 Act"). The Company was incorporated in Maryland on November 22, 1988.

The Fund invests pursuant to the DEM Strategy in the securities of emerging DEM companies to achieve its investment objective of aggressive long-term growth through capital appreciation. The Domestic Emerging Markets, or DEM, Strategy consists of investing in companies that are controlled by African Americans, Asian Americans, Hispanic Americans or women that are located in the United States and its territories ("DEM Companies").

The following information supplements the discussion of the investment policies of the Fund found under "INVESTMENT PROGRAM" in the Prospectuses.

                               INVESTMENT PROGRAM

OPTIONS TRANSACTIONS

The Fund may invest up to 15% of its total assets, represented by the premium paid, in the purchase of call and put options in respect of specific securities in which it may invest. The Fund may write covered call and put option contracts to the extent of 15% of the value of its net assets at the time such option contracts are written. The principal reason for writing covered call options is to realize, through the receipt of premiums, a greater return then would be realized on their portfolio securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums that a Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

Options ordinarily will have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the time the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. The Fund may write (a) in-the-money call options when it expects that the price of the underlying security will remain stable or decline moderately during the option period, (b) at-the-money call options when it expects that the price of the underlying security will remain stable or advance moderately during the option period and (c) out-of-the-money call options when it expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In these circumstances, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions.

So long as the Fund's obligation as the writer of an option continues, it may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring it to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. The Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

While it may choose to do otherwise, the Fund generally will purchase or write only those options for which it believes there is an active secondary market so as to facilitate closing transactions. There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that otherwise may interfere with the timely execution of customers' orders, will recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

The Fund intends to treat options in respect of specific securities that are not traded on a national securities exchange or the Nasdaq National Market and the securities underlying covered call options written by the Fund as illiquid securities subject to the Fund's investment limitation on illiquid securities as set forth below. See "INVESTMENT PROGRAM--Risk Factors - Options Risk" in the Prospectus.

NON-PUBLICLY TRADED AND ILLIQUID SECURITIES

The Fund may not invest more than 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market and securities that are restricted securities as defined in Rule 144 under the Securities Act ("Illiquid Securities"). Illiquid Securities include securities which have not been registered under the Securities Act, sometimes referred to as private placements, and are purchased directly from the issuer or in the secondary market. Investment companies do not typically hold a significant amount of restricted securities or other Illiquid Securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and an investment company might be unable to dispose of restricted or other Illiquid Securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment company might also be required to register Illiquid Securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede a public offering of such securities.

Although the Fund believes that investments in Illiquid Securities may offer the opportunity for significant capital gains, these investments involve a high degree of business and financial risk that can result in substantial losses in the portion of its portfolio invested in these investments. Among these are the risks associated with companies in an early stage of development or with little or no operating history, companies operating at a loss or with substantial variation in operating results from period to period, companies with the need for substantial additional capital to support expansion or to maintain their competitive positions, or companies with significant financial leverage. Such companies may also face intense competition from others including those with greater financial resources or more extensive development, manufacturing, distribution or other attributes, over which the Fund will have no control.

LOANS OF SECURITIES

The Fund is authorized to lend securities it holds to brokers, dealers and other financial organizations, but the Fund will not lend securities to any affiliate of the Investment Advisor or any sub-adviser unless the Fund applies for and receives specific authority to do so from the Securities and Exchange Commission (the "SEC"). The Fund's loans of securities are collateralized by cash, letters of credit or U.S. Government securities that are maintained at all times in segregated accounts in amounts equal to the current market value of the loaned securities. From time to time, the Fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a "finder."

By lending its securities, the Fund can increase its income by continuing to receive interest on the loaned securities, by investing the cash collateral in short-term instruments or by obtaining yield in the form of interest paid by the borrower when U.S. Government securities are used as collateral. The Fund adheres to the following conditions whenever it lends its securities: (1) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower, which amount of collateral is maintained by daily marking to market; (2) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and
(6) voting rights on the loaned securities may pass to the borrower, except that, if a material event adversely affecting the investment in the loaned securities occurs, the Fund must terminate the loan and regain its right to vote the securities. Up to 20% of the Fund's assets may be invested pursuant to such techniques for hedging and risk management purposes or when the Fund believes such techniques can be expected to yield a higher investment return than other investment options.

REPURCHASE AGREEMENTS

The Fund may enter into "repurchase agreements" pertaining to the securities in which it may invest with securities dealers or member banks of the Federal Reserve System. A repurchase agreement arises when a buyer such as the Fund purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate which is effective for the period of time the buyer's money is invested in the security and which is related to the current market rate rather than the coupon rate on the purchased security. Such agreements permit the Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. A party entering into a repurchase agreement requires continual maintenance by its custodian for its account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the resale price. In the event a vendor defaulted on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a vendor's bankruptcy, the Fund might be delayed in, or prevented from, selling the collateral for the Fund's benefit. The Board of Directors has established procedures, which are periodically reviewed by the Board, pursuant to which the Investment Advisor monitors the creditworthiness of the dealers and banks with which the Fund enters into repurchase agreement transactions.

FUNDAMENTAL POLICIES

The following investment restrictions are fundamental to the Fund and cannot be changed without the approval of holders of a majority of the Fund's outstanding voting shares, which, as used here, means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares. The Fund's investment policies that are not designated fundamental policies may be changed by the Fund without stockholder approval. The percentage limitations set forth below, as well as those described in the Prospectus, are measured and applied only at the time an investment is made or other relevant action is taken by the Fund.

The investment policies prohibit the Fund from: (1) Issuing senior securities, borrowing money or pledging its assets, except that: (i) the Fund may borrow from banks in amounts aggregating not more than 33 1/3% of the value of the Fund's total assets (calculated when the loan is made) to take advantage of investment opportunities and may pledge up to 33 1/3% of the value of its total assets to secure such borrowings; (ii) the Fund may purchase securities on margin pursuant to margin arrangements with banks up to the limits set forth in
(i) for bank borrowings; and (iii) the Fund may borrow an additional 5% of the Fund's total assets without regard to the foregoing limitations for temporary purposes such as clearance of portfolio transactions and share redemptions.

(2) Engaging in the business of underwriting securities issued by other persons, except that to the extent the Fund is permitted to invest in Illiquid Securities (currently, the Fund may not invest more than 15% of its net assets in Illiquid Securities), the Fund may be deemed to act as an underwriter to portfolio companies.

(3) Concentrating investments in particular industries. The policy of the Fund is not to concentrate investments, i.e., to limit its investment in any one industry, so that it will make no additional investment in any industry if such investment would result in the Fund having over 25% of the value of its assets at the time in such industry (The Domestic Emerging Markets market segment is not considered an industry for this purpose).

(4) Engaging in the purchase and sale of real estate or real estate-backed or mortgage-backed securities.

(5) Purchasing or selling commodities or commodities contracts except that the Fund may enter into futures contracts and options thereon and may invest in index futures contracts, and options on index futures contracts to the extent that not more than 5% of the Fund's net assets are required as margin deposit for futures contracts and not more than 15% of the Fund's net assets are invested in futures and options at any time.

(6) Making loans to others, except through the purchase of qualified (publicly distributed bonds, debentures or other securities) debt obligations, the entry into repurchase agreements and loans of portfolio securities consistent with the Fund's investment objectives and policies.

(7) Investing in foreign securities (other than American Depository Receipts).

OTHER INVESTMENT POLICIES

The policy of the Fund is not to invest its funds for the purpose of purchasing working control in companies except when and if, in the judgment of the Investment Advisor such investment is deemed advisable. This policy, which is established by the Board of Directors, is subject to change without stockholder approval.

                                   MANAGEMENT

BOARD OF DIRECTORS

The Fund is managed by the Company's Board of Directors. The Board of Directors approves all significant agreements between the Fund and other Series of the Company and between the Fund and persons who furnish services to the Fund, including the Fund's agreements with the Investment Advisor and the Fund's distributor, The Chapman Co. There are no committees of the Board of Directors. The Board of Directors delegates to the Company's officers and the Investment Advisor responsibility for day-to-day operations of the Funds. There are no committees of the Board of Directors. All of the officers of the Company are directors, officers or employees of the Investment Advisor or The Chapman Co.

Directors deemed to be "disinterested persons" of the Company for purposes of the 1940 Act are indicated in the chart below.



                                                                                                      NUMBER OF
                                                                                                     PORTFOLIOS
                                      POSITION HELD     TERM OF OFFICE AND     PRINCIPAL               IN FUND          OTHER
                                        WITH THE         LENGTH OF TIME      OCCUPATION(S)             COMPLEX      DIRECTORSHIPS
                                        COMPANY             SERVED*          DURING PAST 5             OVERSEEN        HELD BY
NAME, ADDRESS AND AGE                                                           YEARS                 BY DIRECTOR     DIRECTOR
Dr. Glenda Glover, 48                   Director        Time Served -4 yrs   Dean of School of             6             None
World Trade Center-Baltimore                                                 Business, Jackson
401 East Pratt Street, 28th Floor                                            State University
Baltimore, Maryland 21202                                                    since 1994.
                                                                             Chairperson of
                                                                             Accounting
                                                                             Department, Howard
                                                                             University from 1990
                                                                             through 1994.


Wilfred Marshall, 65                    Director        Time Served -10 yrs  Principal, Marshall           6             None
World Trade Center-Baltimore                                                 Enterprises, a retail
401 East Pratt Street, 28th Floor                                            management firm, since 1994.
Baltimore, Maryland 21202                                                    Director, Mayor's Office of
                                                                             Small Business
                                                                             Assistance-City of
                                                                             Los Angeles 1981 to
                                                                             1994.


Berna Gunn-Williams, 67                 Director        Time Served -1 yr    President and CEO of          6             None
World Trade Center-Baltimore                                                 Scrupples, Inc., a
401 East Pratt Street, 28th Floor                                            janitorial and
Baltimore, Maryland 21202                                                    secrurity firm
                                                                             located in
                                                                             Washington, D.C.,
                                                                             Former Chairperson
                                                                             of The District of
                                                                             Columbia Retirement
                                                                             Board from 1994 to
                                                                             1998.





David Rivers, 57                        Director        Time Served -6 yrs   Director of                   6             None
World Trade Center-Baltimore                                                 Community
401 East Pratt Street, 28th Floor                                            Development Medical
Baltimore, Maryland 21202                                                    University of South
                                                                             Carolina
                                                                             Environmental
                                                                             Hazards Assessment
                                                                             Program since 1994;
                                                                             President, Research
                                                                             Planning and
                                                                             Management from 1991
                                                                             to 1994.





Earl U. Bravo, Sr., 53                  Secretary and   Time Served -11 yrs  Secretary and                 6             None
World Trade Center-Baltimore            Assistant                            Assistant Treasurer
401 East Pratt Street, 28th Floor       Treasurer                            since 1997 of The
Baltimore, Maryland 21202                                                    Chapman Co.
                                                                             Mr. Bravo has been
                                                                             employed in various
                                                                             senior executive
                                                                             positions with The
                                                                             Chapman Co. and
                                                                             Chapman Capital
                                                                             Management, Inc.
                                                                             since 1990.



M. Lynn Ballard, 58                     Treasurer and   Time Served -11 yrs  Treasurer and                 6             None
World Trade Center-Baltimore            Assistant                            Assistant Secretary
401 East Pratt Street, 28th Floor       Secretary                            since 1997 of The
Baltimore, Maryland 21202                                                    Chapman Co.
                                                                             Ms. Ballard has been
                                                                             employed as a senior
                                                                             financial executive
                                                                             of The Chapman Co.
                                                                             and Chapman Capital
                                                                             Management, Inc.
                                                                             since 1990.


Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated in the chart below.




                                                                                                      NUMBER OF
                                                                                                     PORTFOLIOS
                                      POSITION HELD     TERM OF OFFICE AND     PRINCIPAL               IN FUND          OTHER
                                        WITH THE         LENGTH OF TIME      OCCUPATION(S)             COMPLEX      DIRECTORSHIPS
                                        COMPANY             SERVED*          DURING PAST 5             OVERSEEN        HELD BY
NAME, ADDRESS AND AGE                                                           YEARS                 BY DIRECTOR     DIRECTOR
Nathan A. Chapman, Jr., 43**            President,      Time Served - 12 yrs President and                 6      Serves as Chairman
World Trade Center-Baltimore            Director and                            Director since 1986                  of the Board of
401 East Pratt Street, 28th Floor       Chairman of                             of The Chapman Co.                   eChapman, Inc.
Baltimore, Maryland 21202               the Board                               President and
                                                                             Director since 1988
                                                                             of Chapman Capital
                                                                             Management, Inc.


Dr. Benjamin Hooks, 76***               Director        Time Served - 11 yrs Executive Director            6             None
World Trade Center-Baltimore                                                 of the NAACP from
401 East Pratt Street, 28th Floor                                            1993 through 1997.
Baltimore, Maryland 21202                                                    President and CEO
                                                                             of Universal Life
                                                                             Insurance Co.
                                                                             Chairman of the
                                                                             Board of Directors
                                                                             of  Minact, Inc.,
                                                                             an affiliate of Job
                                                                             Corps, Inc.

* The directors of the Company serve until the next annual meeting of stockholders and until their successors are duly elected and qualify.

** Mr. Chapman is deemed to be an "interested" director under the Investment Company Act of 1940, as amended, because he owns 68% of the outstanding stock of eChapman, Inc., the parent company of CCM, the Funds' investment advisor, and The Chapman Co., the Funds' distributor; he is a director and officer of each of eChapman, Inc., CCM and The Chapman Co., and he controls eChapman, Inc., CCM and The Chapman Co.

*** Dr. Hooks is deemed to be an "interested" director under the Investment Company Act of 1940, as amended, because he owns equity securities of eChapman, Inc., the parent company of CCM, the Funds' investment advisor, and The Chapman Co., the Funds' distributor.

The address of each Director and officer is World Trade Center - Baltimore, 401
E. Pratt Street, Suite 2800, Baltimore, Maryland 21202.

DOLLAR RANGE OF EQUITY SECURITIES BENEFICIALLY OWNED BY THE DIRECTOR

The following table represents the dollar range of equity securities beneficially owned by each director in the Fund and any registered investment company overseen by the director within the same family of investment companies of the Fund.



         -------------------------------------------------------------------------------------------------------------
                                                                                       AGGREGATE DOLLAR RANGE OF
                                                                                        EQUITY SECURITIES IN ALL
         NAME OF DIRECTOR                          DOLLAR RANGE OF EQUITY                 REGISTERED INVESTMENT
                                                   SECURITIES IN THE FUND                 COMPANIES OVERSEEN BY
                                                                                          DIRECTOR IN FAMILY OF
                                                                                          INVESTMENT COMPANIES
         -------------------------------------------------------------------------------------------------------------
         Nathan A. Chapman, Jr.                        $1 to $10,000                          $1 to $10,000
         -------------------------------------------------------------------------------------------------------------
         Dr. Benjamin Hooks                                   NONE                                NONE
         -------------------------------------------------------------------------------------------------------------
         Dr. Glenda Glover                                    NONE                                NONE
         -------------------------------------------------------------------------------------------------------------
         David Rivers                                         NONE                                NONE
         -------------------------------------------------------------------------------------------------------------
         Berna Gunn-Williams                                  NONE                                NONE
         -------------------------------------------------------------------------------------------------------------
         Wilfred Marshall                                     NONE                                NONE
         -------------------------------------------------------------------------------------------------------------


Beneficial ownership is determined in accordance with rule 16a-1(a)(2) under the Exchange Act. This information is being provided as of December 31, 2001.

BENEFICIAL OWNERSHIP

The following table represents the equity interest of those "disinterested directors" in securities of the investment adviser or principal underwriter.




                                      Name of Owners
                                            and
                                       Relationships                                                 Value of
          Name of Director              to Director          Company            Title of Class      Securities    Percent of Class
Dr. Glenda Glover                          None                None                  None              None             None
David Rivers                               None                None                  None              None             None
Berna Gunn-Williams                        None                None                  None              None             None
Wilfred Marshall                           None                None                  None              None             None


Beneficial ownership is determined in accordance with rule 13d-3 or rule 16a-1(a)(2) under the Exchange Act. This information is being provided as of December 31, 2001.

EQUITY INTEREST

None of the "disinterested" directors held any material direct or indirect interest in equity securities of the investment adviser or the principal underwriter, in which the value exceeded $60,000, during the two most recently completed calendar years.

DIRECTORS AS OFFICERS OF THE COMPANY

None of the "disinterested" directors held the position of officer of the investment adviser or the principal underwriter, during the two most recently completed calendar years.

INVESTMENT ADVISORY CONTRACT APPROVAL

In approving the current agreement between CCM, the Funds' investment advisor and the Funds, the Board considered a number of factors, including the nature and quality of the services provided by CCM; the investment philosophy and investment approach as applied to the Funds by CCM; the investment management expertise of CCM in respect of the Funds' investment strategies; the personnel, resources and experience of CCM; the Funds' performance history and the management fees paid to CCM relative to those of mutual funds with similar investment objectives, strategies and restrictions; CCM's costs of providing services under the agreement; and ancillary benefits that CCM may receive from its relationship with the Funds.

The Company, Chapman Capital Management and The Chapman Co. have adopted a code of ethics in accordance with the requirements of Rule 17j-1(a) under the 1940 Act. The code prohibits all officers or employees of the Company, Chapman Capital Management and The Chapman Co. and their respective affiliates or subsidiaries from engaging (with certain exceptions) in any securities transactions without approval. In addition, directors of the Company who are deemed to be "interested persons" of the Company for purposes of the 1940 Act are prohibited (with certain exceptions) from engaging in any securities transactions without prior approval when the director has knowledge that the security is being considered for purchase or sale by a Series. The Company's Code of Ethics is on public file with, and available from, the Commission.

Directors of the Company who are not officers receive from the Company a fee of $1,000 for each Board of Directors meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at meetings. Officers of the Company do not receive compensation from the Company.

COMPENSATION TABLE-FISCAL YEAR 2001




                                                                                                      TOTAL
                                                       RETIREMENT OR                              COMPENSATION
                                                         PENSION                                      FROM
                                     AGGREGATE        BENEFITS ACCRUED          ESTIMATED          COMPANY AND
                                   COMPENSATION         AS PART OF                ANNUAL              FUND
                                       FROM              COMPANY               BENEFITS UPON       COMPLEX (2
NAME OF PERSON/POSITION               COMPANY            EXPENSES               RETIREMENT          COMPANIES)
                                                                                                     PAID TO
                                                                                                    DIRECTORS
Nathan A. Chapman, Jr.                 None                None                  None                None
President, Director,
Chairman of the Board



Dr. Glenda Glover                     $4,000               None                  None               $4,000
Director



Dr. Benjamin Hooks                    $3,000               None                  None               $3,000
Director



Berna Gunn-Williams                   $4,000               None                  None               $4,000
Director


David Rivers                          $4,000               None                  None               $4,000
Director

Wilfred Marshall                      $4,000               None                  None               $4,000
Director

Under the Company's charter and Maryland law, Directors and officers of the Company are not liable to the Company or its stockholders except for receipt of an improper personal benefit or active and deliberate dishonesty. The Company's charter requires that it indemnify its Directors and officers against liabilities unless it is proven that a Director or officer acted in bad faith or with active and deliberate dishonesty or received an improper personal benefit. These provisions are subject to the limitation under the 1940 Act that no Director or officer may be protected against liability to the Company for willful misfeasance, bad faith, gross negligence or reckless disregard for the duties of his office.

For so long as the 12b-1 plan described in the Prospectuses section captioned YOUR ACCOUNT - Distribution" remains in effect, the Directors of the Company who are not "interested persons" of the Company, as defined in the 1940 Act, will be selected and nominated by the Directors who are not "interested persons" of the Company.

THE INVESTMENT ADVISOR

The Investment Advisor has been retained by the Fund under a separate investment advisory and administrative services agreement ("Advisory and Administrative Services Agreement") to provide investment advice and, in general, to supervise the management and investment program of the Fund in accordance with its investment objectives, policies, and restrictions and under the supervision and control of the Company's Board of Directors. The Investment Advisor was established in 1988 and is located at The World Trade Center - Baltimore, 401 East Pratt Street, Suite 2800, Baltimore, Maryland 21202.

The Investment Advisor is a wholly-owned subsidiary of Chapman Capital Management Holdings, Inc. Chapman Capital Management Holdings, Inc. is a wholly-owned subsidiary of eChapman, Inc., an Internet portal designed for the DEM community. eChapman, Inc. was incorporated in Maryland in 1999 and completed an initial public offering of its equity securities in 2000. Nathan A. Chapman, Jr., who is the controlling stockholder of eChapman, Inc., is a controlling person (as that term is defined under the 1940 Act) of eChapman, Inc. and, therefore, a controlling person of the Investment Advisor.

The table below sets forth the names of affiliated persons of the Company who are also affiliated persons of the Investment Advisor:




---------------------------------------------------------------------------------------------------
Name and Principal           Position with Investment            Position with Company
Business Address             Advisor
---------------------------------------------------------------------------------------------------
Nathan A. Chapman, Jr.       President, Director and             President, Director and
401 E. Pratt Street          Chairman                            Chairman
Suite 2800
Baltimore, MD 21202

---------------------------------------------------------------------------------------------------
Earl U. Bravo, Sr.           Secretary and Assistant             Secretary and Assistant
401 E. Pratt Street          Treasurer                           Treasurer
Suite 2800
Baltimore, MD 21202

---------------------------------------------------------------------------------------------------
M. Lynn Ballard              Treasurer and Assistant             Treasurer and Assistant
401 E. Pratt Street          Secretary                           Secretary
Suite 2800
Baltimore, MD 21202
---------------------------------------------------------------------------------------------------



The Investment Advisor has overall responsibility for assets of the Fund, provides overall investment strategies and programs for the Fund and manages short-term investments for the Fund.

In connection with the provision of advisory services, the Investment Advisor will supervise a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets. Further, the Investment Advisor will supply office facilities, data processing services, clerical, accounting and bookkeeping services, internal auditing services, executive and other administrative services; provide stationery and office supplies; prepare reports to the Fund's stockholders, tax returns and reports to and filings with the SEC and state Blue Sky authorities; calculate the net asset value of the Fund's shares; provide persons to serve as the Company's officers and generally assist in all aspects of the Company's operations. The Investment Advisor will pay for its own costs in providing the above listed services.

The Investment Advisor will place orders for the purchase and sale of portfolio securities and will solicit brokers to execute transactions, including The Chapman Co., in accordance with the Company's policies and restrictions regarding brokerage allocations. The Investment Advisor will furnish to the Company such statistical information with respect to the investments which the Fund may hold or contemplate purchasing as the Company may reasonably request.

The Investment Advisor has contractually agreed to limit the total annual operating expenses of the Investor Shares to 2.00% of average daily net assets effective March 17, 2000 until at least December 31, 2012. The Investment Advisor has contractually agreed to limit the total annual operating expenses of the fund, solely attributable to the Institutional Shares to 1.25% of average daily net assets effective March 17, 2000 until at least December 31, 2012. However, there is no guarantee that CCM will contract to limit the total annual operating expenses of the fund attributable to the Institutional Shares or the Investor Shares beyond December 31, 2012.



                       AMOUNTS PAID TO INVESTMENT ADVISER


Fiscal Year                                             DEM Equity Fund (1)
-------------------------------------------------------------------------------
2001(2)                                                 $82,711
-------------------------------------------------------------------------------
2000(2)                                                 $69,088
-------------------------------------------------------------------------------
1999(2)                                                 $104,670
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
(1)  DEM Equity Fund inception was April 8, 1998
(2)  Net of expense reimbursements

The Company is comprised of the following Series:

         The Chapman U.S. Treasury Money Fund
         The Chapman Institutional Cash Management Fund
         DEM Equity Fund
         DEM Index Fund
         DEM Multi-Manager Equity Fund
         DEM Multi-Manager Bond Fund
         DEM Fixed Income Fund



Currently, the Fund and The Chapman U.S. Treasury Money Fund are the only Series of the Company that are active. The Investment Advisor acts as investment advisor to each Series of the Company. The fees of the Investment Advisor are separately charged to each Series pursuant to the separate investment advisory agreement applicable to that Series.

The Fund is comprised of two classes of shares, Institutional Shares and Investor Shares. The fees of the Investment Advisor applicable to the Fund are allocated among the Investor Shares and Institutional Shares on the basis of relative net assets of the Investor Shares and the Institutional Shares.

DISTRIBUTOR

The Distributor, The Chapman Co., has been retained under a distribution agreement (the "Distribution Agreement") to undertake the sale, on a continuous basis as agent, of the shares of the Fund. The Distributor is not obliged to sell any particular amount of shares.

Set forth below is the aggregate dollar amount of underwriting commissions paid to The Chapman Co., the Fund's principal underwriter, and the amount retained by The Chapman Co. for each of the Fund's last three fiscal years.


-------------------------------------------------------------------------------------------------------------

                             Aggregate Dollar Amount of Underwriting       Amount Retained By The Principal
                                           Commissions                               Underwriter
-------------------------------------------------------------------------------------------------------------
          2001                               $10,672                                    $2,060
-------------------------------------------------------------------------------------------------------------
          2000                               $27,590                                    $3,246
-------------------------------------------------------------------------------------------------------------
          1999                               $ 8,617                                    $1,020
-------------------------------------------------------------------------------------------------------------


Set forth below is certain information with respect to commissions and other compensation received by each principal underwriter, who is an affiliated person of the Fund or an affiliated person of an affiliated person of the Fund, directly or indirectly, from the Fund during the Fund's most recent fiscal year.



----------------------------------------------------------------------------------------------------------------------------
                            NET
                            UNDERWRITING           COMPENSATION ON
NAME OF PRINCIPAL           DISCOUNTS AND          REDEMPTIONS AND             BROKERAGE           OTHER
UNDERWRITER                 COMMISSIONS            REPURCHASES                 COMMISSIONS         COMPENSATION *
----------------------------------------------------------------------------------------------------------------------------
The Chapman Co.
----------------------------------------------------------------------------------------------------------------------------
           2001            $2,060                     None                       $117,703            $80,537
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------



* Amounts were paid pursuant to Investor Shares and Institutional Shares Distribution Plans. See "--INVESTOR SHARES" and "--INSTITUTIONAL SHARES."

INVESTOR SHARES

The Distributor is compensated through the payment of a front-end load as a percentage of the offering price on the sale of Investor Shares of the Fund and pursuant to the terms of a distribution plan adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act that is applicable to the Investor Shares (the "Investor Shares Distribution Plan"). The Distributor also receives a fee under the Investor Shares Distribution Plan for stockholder administrative and distribution services. See the " OVERVIEW OF DEM EQUITY FUND--Fees and Expenses" and "YOUR ACCOUNT" in the Investor Shares Prospectus.

The Distributor will be paid fees under the Investor Shares Distribution Plan to compensate the Distributor or enable the Distributor to compensate other persons, ("Service Providers"), including any other distributor of the Investor Shares, for providing: (i) services primarily intended to result in the sale of the Investor Shares ("Distribution Services") and (ii) stockholder servicing, administrative and accounting services ("Administrative Services" and collectively with Distribution Services, "Services"). Distribution Services may include, but are not limited to: the printing and distribution to prospective investors in the Investor Shares of prospectuses and statements of additional information describing the Fund; the preparation, including printing, and distribution of sales literature, reports and media advertisements relating to the Investor Shares; providing telephone services relating to the Fund; distributing the Investor Shares; costs relating to the formulation and implementation of marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, and related travel and entertainment expenses; and costs involved in obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Fund may, from time to time, deem advisable. In providing compensation for Distribution Services in accordance with the Investor Shares Distribution Plan, the Distributor is expressly authorized (i) to make, or cause to be made, payments reflecting an allocation of overhead and other office expenses related to providing Services;
(ii) to make, or cause to be made, payments, or to provide for the reimbursement of expenses of, persons who provide support services in connection with the distribution of the Investor Shares including, but not limited to, office space and equipment, telephone facilities, answering routine inquiries regarding the Fund, and providing any other Service; and (iii) to make, or cause to be made, payments to compensate selected dealers or other authorized persons for providing any Services. Administrative Services may include, but are not limited to, (i) responding to inquiries of prospective investors regarding the Fund;
(ii) services to holders of Investor Shares not otherwise required to be provided by the Fund's custodian or any co-administrator; (iii) establishing and maintaining accounts and records on behalf of holders of Investor Shares; (iv) processing purchase, redemption and exchange transactions in Investor Shares; and (v) other similar services not otherwise required to be provided by the Fund's transfer agent or any co-administrator.

Payments under the Investor Shares Distribution Plans are not tied exclusively to the distribution and administrative expenses actually incurred by the Distributor or any Service Provider, and the payments may exceed expenses actually incurred by the Distributor and/or a Service Provider. Furthermore, any portion of any fee paid to the Distributor or to any of its affiliates by the Fund or any of their past profits or other revenue may be used in their sole discretion to provide services to holders of Investor Shares or to foster distribution of the Investor Shares.

Of the DEM Equity Fund Investor Shares Distribution Plan fees paid to the Distributor during the fiscal year ended October 31, 2001, the Distributor spent approximately $273 on advertising and approximately $5,184 on compensation to sales personnel.

The Fund participates in joint distribution activities with the other Series. Accordingly, fees paid under a Fund's Investor Shares Distribution Plan may be used to finance the distribution of the shares of another Series. Distribution costs are allocated based on the relative net assets of each Series.

The Distributor is an indirect wholly-owned subsidiary of eChapman, Inc. Mr. Nathan A. Chapman, Jr., the President and Chairman of the Board of Directors of the Company, is also the President and Chairman of the Board of Directors of the Investment Adviser and eChapman, Inc. Mr. Chapman owns a majority of the outstanding voting securities of eChapman, Inc.

The Investor Shares Distribution Plan was adopted to promote the sale of Investor Shares in order to achieve the economies of scale and lower expenses possible with increased net assets.

INSTITUTIONAL SHARES

The Distributor is compensated for the sale of Institutional Shares pursuant to the terms of a distribution plan adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act that is applicable to the Institutional Shares (the "Institutional Shares Distribution Plan" and collectively with the Investor Distribution Plans, the "Distribution Plans"). The Distributor also receives a fee under the Institutional Shares Distribution Plan for stockholder administrative and distribution services. See "OVERVIEW OF DEM EQUITY FUND--Fees and Expenses" section in the Institutional Shares Prospectus.

The Distributor will be paid fees under the Institutional Shares Distribution Plan to compensate the Distributor or enable the Distributor to compensate other persons, including any other distributor of the Institutional Shares or institutional stockholders of record of the Institutional Shares, including but not limited to retirement plans, broker-dealers, depository institutions, and other financial intermediaries ("Institutions"), who own Institutional Shares on behalf of their customers, clients or (in the case of retirement plans) participants ("Customers") and companies providing certain services to Customers (collectively with Institutions, "Service Organizations"), for providing (a) services primarily intended to result in the sale of the Institutional Shares ("Selling Services") and (b) stockholder servicing, administrative and accounting services to Customers ("Stockholder Services").

The annual fee paid to the Distributor with respect to Selling Services will compensate the Distributor, or allow the Distributor to compensate Service Organizations, to cover certain expenses primarily intended to result in the sale of the Institutional Shares, including, but not limited to: (i) costs of payments made to employees that engage in the distribution of the Institutional Shares; (ii) payments made to, and expenses of, persons who provide support services in connection with the distribution of the Institutional Shares, including, but not limited to, office space and equipment, telephone facilities, processing stockholder transactions and providing any other stockholder services not otherwise provided by the Fund's transfer agent; (iii) costs relating to the formulation and implementation of marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (iv) costs of printing and distributing prospectuses, statements of additional information and reports of a Fund to prospective holders of the Institutional Shares; (v) costs involved in preparing, printing and distributing sales literature pertaining to a Fund and
(vi) costs involved in obtaining whatever information, analyses and reports with respect to marketing and promotional activities that Fund may, from time to time, deem advisable.

The annual fee paid to the Distributor with respect to Stockholder Services will compensate the Distributor, or allow the Distributor to compensate Service Organizations, for personal service and/or the maintenance of Customer accounts, including but not limited to (i) responding to Customer inquiries, (ii) providing information on Customer investments and (iii) providing other stockholder liaison services and for administrative and accounting services to Customers, including, but not limited to: (a) aggregating and processing purchase and redemption requests from Customers and placing net purchase and redemption orders with the Fund's distributor or transfer agent; (b) providing Customers with a service that invests the assets of their accounts in the Institutional Shares; (c) processing dividend payments from the Fund on behalf of Customers; (d) providing information periodically to Customers showing their positions in the Institutional Shares; (e) arranging for bank wires; (f) providing sub-accounting with respect to the Institutional Shares beneficially owned by Customers or the information to the Fund necessary for sub-accounting;

(g) forwarding stockholder communications from the Fund (for example, proxies, stockholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers, if required by law and (h) providing other similar services to the extent permitted under applicable statutes, rules and regulations. Payments under this Institutional Shares Distribution Plan are not tied exclusively to the selling and stockholder expenses actually incurred by the Distributor or any Service Organization, and the payments may exceed expenses actually incurred by the Distributor or any Service Organization. Furthermore, any portion of any fee paid to the Distributor or to any of its affiliates by the Fund or any of their past profits or other revenue may be used in their sole discretion to provide services to stockholders of the Fund or to foster distribution of the Institutional Shares.

Of the DEM Equity Fund Institutional Shares Distribution Plan fees paid to the Distributor during the fiscal year ended October 31, 2001, the Distributor spent approximately $3,754 on advertising and approximately $71,326 on compensation to sales personnel.

The Fund participates in joint distribution activities with the other Series. Accordingly, fees paid under a Fund's Institutional Shares Distribution Plan may be used to finance the distribution of the shares of another Series. Distribution costs are allocated based on the relative net assets of each Series.

The Distributor is an indirect wholly-owned subsidiary of eChapman, Inc. Mr. Nathan A. Chapman, Jr., the President and Chairman of the Board of Directors of the Company, is also the President and Chairman of the Board of Directors of the Investment Adviser and eChapman, Inc. Mr. Chapman owns a majority of the outstanding voting securities of eChapman, Inc.

The Institutional Shares Distribution Plan was adopted to promote the sale of Institutional Shares in order to achieve the economies of scale and lower expenses possible with increased net assets.

GENERAL INFORMATION

Pursuant to the Distribution Plan, the Distributor provides the Board of Directors with periodic reports of amounts expended under the Distribution Plans and the purpose for which the expenditures were made.

The Distribution Plan will continue in effect for so long as its continuance is specifically approved at least annually by the Board of Directors, including a majority of the Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Distribution Plan as the case may be (the "Independent Directors"). Any material amendment of the Distribution Plan would require the approval of the Board in the manner described above. The Distribution Plan may not be amended to increase materially the amount to be spent thereunder without the approval of the holders of a majority of the relevant class of Shares. The Distribution Plan may be terminated at any time, without penalty, by the vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the relevant class of the Fund.

CUSTODIAN

UMB Bank, N.A., 928 Grand Avenue, Kansas City, Missouri 64141-6226, serves as custodian for the Fund. Under the Custody Agreement with the Fund, UMB Bank has agreed to: (i) maintain a separate account or accounts in the name of the Fund;
(ii) receive, hold and deliver portfolio securities for the account of the Fund;
(iii) collect and receive all income and other payments and distributions on account of the Fund's portfolio securities; (iv) disburse funds to purchase portfolio securities, pay dividends and expenses and for other corporate purposes; and (v) make periodic reports to the Board of Directors concerning the Fund's operations.

TRANSFER AND DIVIDEND PAYING AGENT/ACCOUNTING AGENT

PFPC, Inc., 211 S. Gulph Road, P.O. Box 61767, King of Prussia, PA 19406, (800) 441-6580, serves as transfer and dividend paying agent and accounting agent for the Fund pursuant to an Investment Company Services Agreement with the Fund.

PURCHASE OF SHARES (APPLICABLE TO INVESTOR SHARES ONLY)

The following information supplements and should be read in conjunction with the section in the Fund's Investor Shares Prospectus entitled "YOUR ACCOUNT" and "OVERVIEW OF DEM EQUITY FUND--Fees and Expenses." The scale of sales loads applies to the purchases of Investor Shares made by any "purchaser," which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account trust estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code or 1986, as amended (the "Code")) although more than one beneficiary is involved; or a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to an employee benefit plan or other program (including accounts established pursuant to Sections 403(b), 408(k) and 457 of the Code); or an organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company and provided that the purchases are made through a central administration or a single dealer, or by other means with result in economy of sales effort or expense.

Set forth below is an example of the method of computing the offering price of the Investor Shares. The example assumes a purchase of Investor Shares aggregating less than $50,000 subject to the current schedule of sales charges set forth in the Fund's prospectus at a price based upon the initial net asset value of the Fund's Investor Shares:



-------------------------------------------------------------------------------
Net Asset Value per Share                                   $15.93
-------------------------------------------------------------------------------
Per Share Sales Charge - 4.75% of Offering Price            $  .79
-------------------------------------------------------------------------------
Per Share Offering Price to Public                          $16.72
-------------------------------------------------------------------------------

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following table sets forth, to the Company's knowledge, the name, the number of shares and the percentage of the outstanding shares of the Fund owned beneficially by each person who owned beneficially 5% or more of the outstanding shares of the Fund as of January 31, 2002, the latest practicable date, and the ownership of all Directors and executive officers of the Company as a group.




----------------------------------------------------------------------------------------------------------
   NAME AND ADDRESS OF BENEFICIAL           TOTAL          TOTAL            PERCENTAGE OF
             OWNER                         INVESTOR     INSTITUTIONAL        OUTSTANDING
                                            SHARES        SHARES              SHARES
----------------------------------------------------------------------------------------------------------
Injured  Workers Insurance Fund                         480,891.621             63%
8722 Loch Raven Boulevard
Baltimore, MD  21286

----------------------------------------------------------------------------------------------------------

Northern Trust Co.                                      123,762.376             17%
FBO Potomac Electric Power Co.
Retirement Plan
PO Box 92956
Chicago, IL 60675

----------------------------------------------------------------------------------------------------------
Aetna Trust Co,
And Aetna 403 B 7                                       108,183.245             15%
Custodial Acct. DTD
4/22/96 + 3/26/97
151 Farmington Ave
Hartford, CT 06156

----------------------------------------------------------------------------------------------------------
Chapman Capital Management, Inc. (1)       1            1                        *%
(a Washington, D.C. corporation)
World Trade Center - Baltimore
401 East Pratt Street, Suite 2800
Baltimore, Maryland 21202

----------------------------------------------------------------------------------------------------------

Chapman Capital Management Holdings, Inc.  1            1                        *%
(2) (a Maryland corporation)
World Trade Center - Baltimore
401 East Pratt Street, Suite 2800
Baltimore, Maryland 21202

----------------------------------------------------------------------------------------------------------
eChapman, Inc. (2)                         1            1                        *%
(a Maryland corporation)
World Trade Center - Baltimore
401 East Pratt Street, Suite 2800
Baltimore, Maryland 21202

----------------------------------------------------------------------------------------------------------
Nathan A. Chapman, Jr.                     1            1                        *%
(2) Chapman Capital
Management Holdings, Inc.
World Trade Center - Baltimore
401 East Pratt Street, Suite 2800
Baltimore, Maryland 21202

----------------------------------------------------------------------------------------------------------
All current Directors and Executive        1            1                        *%
         Officers as a group

----------------------------------------------------------------------------------------------------------

* Amount constitutes less than 1% of shares outstanding.

1. The shares are owned of record.
2. The shares are owned beneficially and not of record.

The Investment Adviser is an indirect wholly-owned subsidiary of eChapman.com, Inc. Nathan A. Chapman, Jr., is deemed a controlling person (as that term is defined under the 1940 Act) of eChapman, Inc. and, therefore, a controlling person of the Investment Adviser.

                              REDEMPTION OF SHARES

Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC) an emergency exists as a result of which disposal or fair valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit.

                             PORTFOLIO TRANSACTIONS

The Investment Adviser is responsible for decisions to buy or sell securities and the selection of broker-dealers for such transactions subject to policies adopted by the Board of Directors. Portfolio securities may be purchased directly from the issuer or from a dealer serving as market- maker or may be purchased in broker's transactions. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid. The price paid to or received from a dealer for a security may include a spread between bid and asked prices. When securities are purchased or sold in a broker's transaction, a commission will be paid.

The Company's policy for placing orders for purchases and sales of securities for the Fund is to give primary consideration to obtaining the most favorable price and efficient execution of transactions. Sales of Fund shares is not a factor in allocating portfolio transactions.

The Distributor may effect brokerage transactions for the Fund when it is able to provide a net price and execution at least as favorable to the Fund as those determined to be available from unaffiliated brokers or dealers. The commissions paid to the Distributor on transactions for the Fund may not exceed those charged by the Distributor to comparable unaffiliated clients in similar transactions or the limits set forth in rules adopted by the SEC. The Board of Directors has adopted procedures intended to ensure compliance with these limitations. The procedures require that the Distributor report each Fund transaction to the Company and that the Board of Directors determines at least quarterly that all transactions effected by the Distributor have been effected in accordance with such procedures.

When comparable price and execution can be obtained from more than one broker or dealer, consideration may be given to placing portfolio transactions with those brokers or dealers who also furnish research and other services to the Fund or the Investment Adviser. These services may include information as to the availability of securities for purchase or sale, statistical or factual information or opinions pertaining to investments, evaluations of portfolio securities, and research related computer software or hardware. These services may benefit the Investment Adviser in the management of accounts of other clients and may not benefit the Fund directly. While such services are useful and important in supplementing its own research, the Investment Adviser believes the value of such services is not determinable and does not significantly reduce expenses. The fees payable to the Investment Adviser will not be reduced by the value of such services.

The table below sets forth certain information about brokerage commissions paid by the Fund to the Distributor. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended, and a member of the NASD. The Distributor is an indirect wholly-owned subsidiary of eChapman, Inc. The Investment Advisor is also an indirect wholly-owned subsidiary of eChapman.com, Inc. Mr. Nathan A. Chapman, Jr. is the President and Chairman of the Board of Directors of the Distributor, the Investment Advisor and eChapman.com. Mr. Chapman owns a majority of the outstanding voting securities of each of eChapman, Inc.

BROKERAGE COMMISSION PAYMENTS TO AFFILIATED BROKERS



---------------------------------------------------------------------------------------------------
                    Dollar Amount of        Percent of Aggregate            Dollar Amount of
                  Brokerage Commissions     Brokerage Commissions         Transactions Involving
                 Paid to The Chapman Co.   Paid by the Fund Paid to        Payment of Brokerage
                                                The Chapman Co.            Commissions Effected
                                                                          through The Chapman. Co.
---------------------------------------------------------------------------------------------------

Fund/Fiscal Year
---------------------------------------------------------------------------------------------------
DEM Equity Fund
     2001             $117,703                     100%                          100%
---------------------------------------------------------------------------------------------------
     2000             $ 41,167                     100%                          100%
---------------------------------------------------------------------------------------------------
     1999             $  7,075                     100%                          100%
---------------------------------------------------------------------------------------------------


The Investment Adviser deals, trades and invests for its own account in the types of securities in which the Fund may invest and may have relationships with the issuers of securities purchased by the Fund.

Investment decisions for the Fund are made independently from those for other accounts advised by the Investment Adviser.

Other accounts of the Investment Adviser may also invest in the same securities as the Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another account, or on behalf of more than one Series, the transaction will be averaged as to price, and available instruments allocated as to amount, in a manner believed to be equitable to the Fund and the other account or Series. In some instances, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the securities to be sold or purchased for the Fund may be aggregated with those to be sold or purchased for the other accounts or Series in order to obtain best execution.

                                    TAXATION

The following discussion reflects certain applicable tax laws as of the date of this Statement of Additional Information. For additional tax information see "DISTRIBUTIONS AND TAXES" in the Fund's Prospectus.

TAXATION OF THE FUND

The Fund intends to elect and qualify each year to be treated as a regulated investment company for federal income tax purposes in accordance with Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Internal Revenue Service treats the Fund individually for purposes of determining whether the Fund qualifies as a regulated investment company. In order to so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies and certain other sources and (b) diversify its holdings so that at the end of each fiscal quarter (i) at least 50% of the value of its assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities which, with respect to any one issuer, do not represent more than 5% of the value of the Fund's assets nor more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), or two or more issuers which it controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

If the Fund qualifies as a regulated investment company and distributes to its stockholders at least 90% of its investment company taxable income and at least 90% of its net tax-exempt income, it will not be subject to federal income tax on the income so distributed. However, the Fund would be subject to corporate income tax on any undistributed income. In addition, the Fund will be subject to a nondeductible 4% excise tax on the amount by which the Fund's distributed amount in any calendar year is less than the sum of: (a) 98% of the Fund's ordinary income for such calendar year; (b) 98% of the Fund's capital gain net income for the one-year period ending on October 31 of that year; and (c) 100% of any prior year underdistributions. The Fund may retain its net capital gain and pay corporate income tax thereon and elect to include all or a portion of its undistributed net capital gain in the income of its stockholders of record on the last day of the taxable year. In such event, each stockholder of record on the last day of the Fund's taxable year would be required to include in income for tax purposes his or her proportionate share of the Fund's undistributed net capital gain. Each stockholder would be entitled to credit his or her proportionate share of the tax paid by the Fund against his or her federal income tax liabilities and to claim refunds to the extent that the credit exceeds such liabilities. In addition, the stockholder would be entitled to increase the basis of his or her shares for federal income tax purposes by the difference between the amount of the includible gain and the tax paid by the Fund on the gain allocable to such shares.

Any capital losses resulting from the Fund's disposition of securities can only be used to offset capital gains and cannot be used to reduce the Fund's ordinary income. Unused capital losses may be carried forward by the Fund for eight years.

The Fund's taxable income will in part be determined on the basis of reports made to the Fund by the issuers of the securities in which the Fund invests. The tax treatment of certain securities in which the Fund may invest is not free from doubt and it is possible that an Internal Revenue Service examination of the issuers of such securities or of the Fund could result in adjustments to the income of the Fund.

TAXATION OF STOCKHOLDERS

Dividends (other than capital gain dividends) distributed by the Fund may be eligible for the dividends received deduction in the hands of corporate stockholders, to the extent that the Fund's taxable income consists of dividends received from domestic corporations and certain other requirements as generally described in Section 854 of the Code are met.

Dividends and other distributions by the Fund are generally taxable to the stockholders at the time the dividends or distributions are made. However, any dividends declared by the Company on behalf of the Fund in October, November or December and made payable to stockholders of record in such months but actually paid in the following January will be taxable to stockholders as of December 31.

If a stockholder purchases shares of the Fund immediately prior to a dividend, the dividend received by the stockholder will be taxable even though it represents economically in whole or in part a return of the purchase price. Investors should consider the tax implications of buying shares shortly prior to a dividend distribution.

The Fund will, within 60 days after the close of the calendar year, send written notices to stockholders regarding the tax status of all distributions made during the year. The foregoing discussion is a summary of some of the current federal income tax laws regarding the Fund and investors in the Fund, and does not deal with all of the federal income tax consequences applicable to the Fund or to all categories of investors, some of which may be subject to special rules. Prospective investors should consult their own tax advisers regarding the federal, state, local, foreign and other tax consequences to them of investments in the Fund.

For additional information on taxation, see "DISTRIBUTIONS AND TAXES" in the Fund's Prospectus.

                                  CAPITAL STOCK

As used in the Prospectus and this Statement of Additional Information, the term "majority," when referring to the approvals to be obtained from stockholders in connection with matters affecting the Company as a whole means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the Company's outstanding shares. The term "majority," when referring to the approvals to be obtained from stockholders in connection with matters affecting only an individual Series (for example, approval of an investment advisory contract), means the vote of the lesser of
(i) 67% of the shares of the particular Series represented at a meeting if the holders of more than 50% of the outstanding shares of the particular Series are present in person or by proxy or (ii) more than 50% of the outstanding shares of the particular Series. Stockholders are entitled to one vote for each full share held and a fractional vote for fractional shares held.

Each share of a Series is entitled to such dividends and distributions out of the assets belonging to that Series as are declared in the discretion of the Company's Board of Directors. In determining each Series' net asset value, the Series is charged with the direct expenses of that particular Series and with a share of the general expenses and liabilities of the Company, which are normally allocated in proportion to the relative asset values of the respective Series at the time of allocation.

In the event of the liquidation or dissolution of the Company, shares of each Series are entitled to receive the assets attributable to that Series that are available for distribution, and a proportionate distribution, based upon the relative net assets of the various Series, of any general assets not attributable to a particular Series that are available for distribution.

Subject to the provisions of the Company's charter, determinations by the Board of Directors as to the direct and allocable liabilities, and the allocable portion of any general assets of the Company, with respect to a Series are final.

Stockholders of the Company are not entitled to any preemptive or conversion rights.

                             PERFORMANCE INFORMATION

The performances of the Fund may be compared to the record of the Standard & Poor's Corporation 500 Stock Index ("S&P 500 Stock Index"), the Nasdaq Composite Index, the Russell 2000 Growth Index, the Wilshire 5000 Equity Index, the DEM Index, the DEM Universe of companies and returns quoted by Ibbotson Associates. The S&P 500 Stock Index is a well known measure of the price performance of 500 leading larger domestic stocks which represents approximately 80% of the market capitalization of the United States equity market. In comparison, the Nasdaq National Market System is comprised of all stocks on Nasdaq's National Market System. The Nasdaq Composite Index has typically included smaller, less mature companies representing 10% to 15% of the capitalization of the entire domestic equity market. Both indices are unmanaged and capitalization weighted. In general, the securities comprising the Nasdaq Composite Index are more growth oriented and have a somewhat higher "beta" and P/E ratio than those in the S&P 500 Stock Index. The Russell 2000 Growth Index is a capitalization weighted index which measures total return (and includes in such calculation dividend income and price appreciation). The Russell 2000 Growth Index is generally regarded as a measure of small capitalization performance. It is a subset of the Russell 3000 Index. The Russell 3000 is comprised of the 3000 largest U.S. companies. The Russell 2000 is comprised of the smallest 2000 companies in the Russell 3000 Index. The Wilshire 5000 Index is a broad measure of market performance and represents the total dollar value of all common stocks in the United States for which daily pricing information is available. This index is also capitalization weighted and captures total return. The DEM Universe is a growing list of companies identified by the Investment Adviser that are controlled by African Americans, Asian Americans, Hispanic Americans or women. The DEM Index was created by the Investment Adviser and is comprised of approximately 100 companies from the DEM Universe that reflect the market capitalization and industry classification characteristics of the DEM Universe. The DEM Index is weighted by market capitalization and is intended as a performance measure of the DEM Universe. The small company stock returns quoted by Ibbotson Associates are based upon the smallest quintile of the New York Stock Exchange, as well as similar capitalization stocks on the American Stock Exchange and Nasdaq. This database is unmanaged and capitalization weighted.

The total returns for all indices used show the changes in prices for the stocks in each index. However, only the performance data for the S&P 500 Stock Index and the Ibbotson Associates performance data assume reinvestment of all capital gains distributions and dividends paid by the stocks in each data base. Tax consequences are not included in such illustrations, nor are brokerage or other fees or expenses reflected in the Nasdaq Composite or S&P 500 Stock figures. In addition, each Fund's total return or performance may be compared to the performance of other funds or other groups of funds that are followed by Morningstar, Inc. a widely used independent research firm which ranks funds by overall performance, investment objectives and asset size. Morningstar proprietary ratings reflect risk-adjusted performance. The ratings are subject to change every month. Morningstar's ratings are calculated from a fund's three-year and five-year average annual returns with appropriate sales charge adjustments and a risk factor that reflects fund performance relative to three-month Treasury bill monthly returns. Ten percent of the funds in an asset class receive a five star rating. Each Fund's total return or performance may also be compared to the performance of other funds or groups of funds by other financial or business publications, such as Business Week, Investors Daily, Mutual Fund Forecaster, Money Magazine, Wall Street Journal, New York Times, Baron's, and Lipper Analytical Services. The Fund's performance may also be compared, from time to time, to (a) indices of stocks comparable to those in which the Fund invests and (b) the Consumer Price Index (measure for inflation) may be used to assess the real rate of return from an investment in the Fund.

ADDITIONAL PERFORMANCE INFORMATION FOR THE FUND

The Fund may reflect its individual total return in advertisements and stockholder reports. Total investment return is one recognized method of measuring investment company investment performance. Quotations of average annual total return will be shown in terms of the average annual compounded rate or return on a hypothetical investment in the Fund over a period of 1 year, 5 years and over the life of the Fund. This method of calculating total return is based on the assumption that, all dividends and distributions by the Fund are reinvested in shares of the Fund at net asset value and all recurring fees are included for applicable periods. Total return may also be expressed in terms of the cumulative value of an investment in the Fund at the end of a defined period of time. Any fees charged by banks or their institutional investors directly to their customer accounts in connection with investments in Investor Shares will not be included in the Fund's calculations of total returns.

All data are based on the Fund's past investment results and do not predict future performance. Investment performance, which may vary, is based on many factors, including market conditions, the composition of the investments in the Fund, and the Fund's operating expenses. Investment performance also often reflects the risk associated with the Fund's investment objectives and policies. These factors should be considered when comparing the Fund to other mutual funds and other investment vehicles.

                             COUNSEL TO THE COMPANY

Venable, Baetjer and Howard, LLP, Baltimore, Maryland acts as counsel to the Company. Venable, Baetjer and Howard, LLP also acts as counsel to the Investment Adviser and the Distributor. Whiteford, Taylor & Preston, LLP, Baltimore, Maryland acts as counsel to the independent members of the Board of Directors of the Company.

                              INDEPENDENT AUDITORS

Ernst & Young LLP, Two Commerce Square, 2001 Market Street, Philadelphia, PA 19103, serves as the Company's independent auditors. Ernst & Young LLP provides audit services, tax preparation services and assistance in connection with filings with the SEC.

                              FINANCIAL STATEMENTS

The financial statements of the DEM Equity Fund for the year ended October 31, 2001 and the Report of Ernst & Young LLP, Independent Auditors are set forth in the DEM Equity Fund's 2001 Annual Report to stockholders and are incorporated herein by reference. To request a copy of the DEM Equity Fund financial statements, at no charge, contact the administrator at Chapman Capital Management, Inc. at (800) 752-1013, or write Chapman Capital Management, Inc.,
Attn.: Administrator, 401 East Pratt Street, Suite 2800, Baltimore, Maryland 21202.

CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.



Aaa               Bonds that are rated Aaa are judged to be of the best quality.
                  they carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa Securities.

A Bonds that are rated A possess may favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds that are rated Baa are considered as medium-grade obligations i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's applies numerical modifiers (l, 2, and 3) with respect to the bonds rated "Aa" through "B". The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.



Caa Bonds that are rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds that are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.



STANDARD & POOR'S RATINGS GROUP



AAA This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

A Principal and interest payments on bonds in this category are regarded as safe. Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.



SPECULATIVE GRADE

Debt rated BB, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation, and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions. Debt rated C1 is reserved for income bonds on which no interest is being paid and debt rated D is in payment default.

In July 1994, S&P initiated an "r" symbol to its ratings. The "r" symbol is attached to derivatives, hybrids and certain other obligations that S&P believes may experience high variability in expected returns due to non-credit risks created by the terms of the obligations.

"AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

"NR" indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.